UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 18, 2006

FIRST MARINER BANCORP
(Exact name of Registrant as specified in Charter)

Maryland	000-21815	52-1834860
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street, Baltimore, MD 21224
(Address of Principal Executive Offices/Zip Code)

Registrant's telephone number, including area code: (410) 342-2600

Not Applicable
(Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition

On July 18, 2006, the Registrant issued a press release reporting its financial results for the period ended June 30, 2006. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated by reference into Item 2.02.

The information in this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure

On July 18, 2006, the Board of Directors authorized a stock repurchase plan that mirrors the plan that recently expired.  The new plan provides for the purchase, from time to time, of up to an aggregate of 300,000 shares of the Company's common stock in either open market or private transactions. The size and timing of these purchases will depend on price, market and business conditions and other factors. The plan will expire on July 18, 2008.

The information provided in Item 7.01 of this Form 8-K is furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1      Press release dated July 18, 2006 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: July 19, 2006	By:	/s/ Joseph A. Cicero
Joseph A. Cicero
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated July 18, 2006 (furnished herewith)